KAR Emerging Markets Small-Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—93.8%
Communication Services—23.8%
58.com, Inc. ADR (China)(1)	66,637	$4,313
Addcn Technology Co., Ltd. (Taiwan)	559,000	4,485
Auto Trader Group plc (United Kingdom)	474,250	3,735
Autohome, Inc. ADR (China)(1)	45,031	3,603
carsales.com Ltd. (Australia)	228,203	2,660
Sarana Menara Nusantara Tbk PT (Indonesia)	65,120,800	3,776
Sea Ltd. ADR (Thailand)(1)	118,800	4,778
Wirtualna Polska Holding SA (Poland)	183,690	3,380
		30,730

Consumer Discretionary—7.5%
Ace Hardware Indonesia Tbk PT (Indonesia)	22,959,500	2,472
Fila Holdings Corp. (South Korea)	49,811	2,283
Samyang Optics Co., Ltd. (South Korea)	115,390	1,272
Union Auction PCL (Thailand)	15,355,100	3,640
		9,667

Consumer Staples—14.4%
Anhui Gujing Distillery Co., Ltd. Class B (China)	332,000	3,017
Compania Cervecerias Unidas SA Sponsored ADR (Chile)	131,903	2,502
Distell Group Holdings Ltd. (South Africa)	354,050	3,357
Heineken Malaysia Bhd (Malaysia)	616,200	4,085
Taisun International Holding Corp. (Taiwan)	1,230,074	5,622
		18,583

Financials—6.6%
Tisco Financial Group PCL Foreign Shares (Thailand)	656,900	2,177
Vostok New Ventures Ltd. SDR (Sweden)(1)	943,942	6,339
		8,516

Health Care—2.8%
Haw Par Corp., Ltd. (Singapore)	202,000	1,921
Riverstone Holdings Ltd. (Singapore)	2,446,000	1,682
		3,603

Industrials—30.0%
104 Corp. (Taiwan)	155,000	830
51job, Inc. ADR (China)(1)	42,061	3,571
HeadHunter Group plc ADR (Russia)	369,600	7,928
Kerry TJ Logistics Co., Ltd. (Taiwan)	2,869,000	3,752
Lumax International Corp., Ltd. (Taiwan)	618,379	1,655
NICE Information Service Co. Ltd. (South Korea)	384,560	4,639
S-1 Corp. (South Korea)	43,231	3,503
SaraminHR Co. Ltd. (South Korea)	83,650	2,242
Sporton International Inc. (Taiwan)	474,720	3,373
Taiwan Secom Co., Ltd. (Taiwan)	1,094,874	3,243
Voltronic Power Technology Corp. (Taiwan)	166,500	3,971
		38,707

	Shares	Value

Information Technology—5.9%
Douzone Bizon Co., Ltd. (South Korea)	30,445	$2,132
Humanica PCL Foreign Shares (Thailand)	10,157,700	2,611
TOTVS SA (Brazil)	180,326	2,894
		7,637

Materials—2.8%
Corp. Moctezuma SAB de C.V. (Mexico)	1,206,583	3,524
Total Common Stocks (Identified Cost $103,494)		120,967

Total Long-Term Investments—93.8% (Identified Cost $103,494)		120,967

Short-Term Investment—5.9%
Money Market Mutual Fund—5.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(2)	7,650,723	7,651
Total Short-Term Investment (Identified Cost $7,651)		7,651

TOTAL INVESTMENTS—99.7% (Identified Cost $111,145)		$128,618
Other assets and liabilities, net—0.3%		373
NET ASSETS—100.0%		$128,991

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
Taiwan	21%
South Korea	12
China	11
Thailand	10
Russia	6
United States	6
Sweden	5
Other	29
Total	100%
† % of total investments as of December 31, 2019.
See Notes to Schedule of Investments

KAR Emerging Markets Small-Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$120,967	$120,967
Money Market Mutual Fund	7,651	7,651
Total Investments	$128,618	$128,618
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Schedule of Investments

KAR EMERGING MARKETS SMALL-CAP FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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